EXHIBIT 10(b)





                 ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES
                  ("ACCOUNT VALUES") AND CASH SURRENDER VALUES

                                FLEX EDGE SUCCESS


                                   JOINT EDGE

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------

      The tables on the following pages illustrate how a Policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the surrender charge. Tables are included for death benefit Option 1 and Option 2. Tables also are included to reflect the blended cost of insurance charge applied under a Multiple Life Policy.

      The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

   1. Issue charge of $150.

   2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum).

   3. Premium tax charge of 2.25% (will vary from state to state on Multiple Life Policies).

   4. A federal tax charge of 1.5% (for Single Life Policies only).

   5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")

   6. Mortality and expense risk charge, which is a daily charge equivalent to .80% on an annual basis (or for Single Life Policies, .25% on an annual basis after the 15thstarting with the 16th Policy Year), against the VUL Account for mortality and expense risks. (See "Charges and Deductions--Mortality and Expense Risk Charge.")

      These illustrations also assume an average investment advisory fee of .7075% on an annual basis, of the average daily net asset value of each of the
Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .3022%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 19989, average total operating expenses for the Series would have been approximately 1.43.97% of the average net assets. See "Charges and Deductions--Investment Management Charge."

      Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.791.76%, 4.1619% and 10.1215%, respectively (applicable for the first 15 Policy Years for Single Life Policies and -1.2522%, 4.6669% and 10.7275%, respectively, after the 15thstarting with the 16th Policy Year for Single Life Policies). For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

      The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions--Other Charges--Taxes.")

      The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

      On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                                                                    PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                 INITIAL ANNUAL PREMIM; $1,000


         THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%        @ 0%      @ 0%       @ 6%       @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       2      1,000      2,153      1,281        396    100,000      1,413        528    100,000      1,550        665    100,000
       3      1,000      3,310      1,966        659    100,000      2,230        923    100,000      2,515      1,208    100,000
       4      1,000      4,526      2,629      1,322    100,000      3,070      1,763    100,000      3,568      2,261    100,000
       5      1,000      5,802      3,268      1,961    100,000      3,935      2,628    100,000      4,715      3,408    100,000

       6      1,000      7,142      3,884      2,722    100,000      4,823      3,661    100,000      5,968      4,806    100,000
       7      1,000      8,549      4,473      3,456    100,000      5,733      4,716    100,000      7,333      6,316    100,000
       8      1,000     10,027      5,037      4,164    100,000      6,667      5,795    100,000      8,824      7,951    100,000
       9      1,000     11,578      5,573      5,137    100,000      7,624      7,188    100,000     10,450     10,015    100,000
      10      1,000     13,207      6,082      6,082    100,000      8,604      8,604    100,000     12,228     12,228    100,000

      11      1,000     14,917      6,568      6,568    100,000      9,613      9,613    100,000     14,176     14,176    100,000
      12      1,000     16,713      7,032      7,032    100,000     10,652     10,652    100,000     16,314     16,314    100,000
      13      1,000     18,599      7,473      7,473    100,000     11,722     11,722    100,000     18,662     18,662    100,000
      14      1,000     20,579      7,891      7,891    100,000     12,825     12,825    100,000     21,242     21,242    100,000
      15      1,000     22,657      8,286      8,286    100,000     13,962     13,962    100,000     24,078     24,078    100,000

      16      1,000     24,840      8,707      8,707    100,000     15,218     15,218    100,000     27,350     27,350    100,000
      17      1,000     27,132      9,103      9,103    100,000     16,519     16,519    100,000     30,972     30,972    100,000
      18      1,000     29,539      9,471      9,471    100,000     17,866     17,866    100,000     34,981     34,981    100,000
      19      1,000     32,066      9,811      9,811    100,000     19,259     19,259    100,000     39,423     39,423    100,000
      20      1,000     34,719     10,119     10,119    100,000     20,699     20,699    100,000     44,346     44,346    100,000

    @ 65      1,000     69,761     10,539     10,539    100,000     37,717     37,717    100,000    135,252    135,252    165,008

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                 INITIAL ANNUAL PREMIM; $1,000

         THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                           ASSUMING GUARANTEED CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%      @ 0%       @ 0%      @ 0%       @ 6%       @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1     1,000      1,050        512           0     100,000       555          0     100,000       599          0    100,000
       2     1,000      2,153      1,157         271     100,000     1,280        395     100,000     1,409        524    100,000
       3     1,000      3,310      1,780         473     100,000     2,026        719     100,000     2,292        985    100,000
       4     1,000      4,526      2,383       1,076     100,000     2,792      1,485     100,000     3,255      1,948    100,000
       5     1,000      5,802      2,962       1,655     100,000     3,579      2,272     100,000     4,302      2,995    100,000

       6     1,000      7,142      3,519       2,356     100,000     4,385      3,223     100,000     5,444      4,282    100,000
       7     1,000      8,549      4,049       3,032     100,000     5,210      4,193     100,000     6,687      5,669    100,000
       8     1,000     10,027      4,555       3,682     100,000     6,054      5,182     100,000     8,041      7,169    100,000
       9     1,000     11,578      5,033       4,598     100,000     6,916      6,481     100,000     9,517      9,082    100,000
      10     1,000     13,207      5,485       5,485     100,000     7,797      7,797     100,000    11,128     11,128    100,000

      11     1,000     14,917      5,906       5,906     100,000     8,694      8,694     100,000    12,884     12,884    100,000
      12     1,000     16,713      6,297       6,297     100,000     9,607      9,607     100,000    14,800     14,800    100,000
      13     1,000     18,599      6,655       6,655     100,000    10,535     10,535     100,000    16,893     16,893    100,000
      14     1,000     20,579      6,980       6,980     100,000    11,478     11,478     100,000    19,180     19,180    100,000
      15     1,000     22,657      7,269       7,269     100,000    12,433     12,433     100,000    21,681     21,681    100,000

      16     1,000     24,840      7,563       7,563     100,000    13,475     13,475     100,000    24,554     24,554    100,000
      17     1,000     27,132      7,814       7,814     100,000    14,533     14,533     100,000    27,718     27,718    100,000
      18     1,000     29,539      8,017       8,017     100,000    15,604     15,604     100,000    31,203     31,203    100,000
      19     1,000     32,066      8,167       8,167     100,000    16,683     16,683     100,000    35,045     35,045    100,000
      20     1,000     34,719      8,256       8,256     100,000    17,765     17,765     100,000    39,284     39,284    100,000

    @ 65     1,000     69,761      4,071       4,071     100,000    27,518     27,518     100,000   117,325    117,325    143,137

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIM; $1,000

          THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%       @ 0%      @ 0%       @ 0%       @ 6%        @ 6%      @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1     1,000      1,050        602          0      100,000       648          0     100,000        694          0    100,000
       2     1,000      2,153      1,334        480      100,000     1,469        615     100,000      1,610        756    100,000
       3     1,000      3,310      2,045        849      100,000     2,315      1,120     100,000      2,609      1,413    100,000
       4     1,000      4,526      2,733      1,538      100,000     3,187      1,992     100,000      3,699      2,504    100,000
       5     1,000      5,802      3,398      2,203      100,000     4,085      2,889     100,000      4,889      3,694    100,000

       6     1,000      7,142      4,039      2,975      100,000     5,008      3,944     100,000      6,189      5,125    100,000
       7     1,000      8,549      4,654      3,721      100,000     5,955      5,022     100,000      7,606      6,673    100,000
       8     1,000     10,027      5,243      4,442      100,000     6,928      6,127     100,000      9,154      8,353    100,000
       9     1,000     11,578      5,808      5,408      100,000     7,928      7,528     100,000     10,847     10,447    100,000
      10     1,000     13,207      6,348      6,348      100,000     8,957      8,957     100,000     12,701     12,701    100,000

      11     1,000     14,917      6,870      6,870      100,000    10,021     10,021     100,000     14,738     14,738    100,000
      12     1,000     16,713      7,375      7,375      100,000    11,124     11,124     100,000     16,979     16,979    100,000
      13     1,000     18,599      7,862      7,862      100,000    12,266     12,266     100,000     19,444     19,444    100,000
      14     1,000     20,579      8,330      8,330      100,000    13,448     13,448     100,000     22,158     22,158    100,000
      15     1,000     22,657      8,781      8,781      100,000    14,673     14,673     100,000     25,146     25,146    100,000

      16     1,000     24,840      9,264      9,264      100,000    16,031     16,031     100,000     28,595     28,595    100,000
      17     1,000     27,132      9,730      9,730      100,000    17,446     17,446     100,000     32,417     32,417    100,000
      18     1,000     29,539     10,179     10,179      100,000    18,920     18,920     100,000     36,655     36,655    100,000
      19     1,000     32,066     10,607     10,607      100,000    20,455     20,455     100,000     41,354     41,354    100,000
      20     1,000     34,719     11,016     11,016      100,000    22,056     22,056     100,000     46,567     46,567    100,000

    @ 65     1,000     69,761     13,794     13,794      100,000    42,416     42,416     100,000    142,897    142,897    174,335

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of
 .1.0097% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIM; $1,000

          THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%      @ 6%       @ 6%        @ 6%     @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1     1,000      1,050        534          0     100,000        578          0     100,000        622          0    100,000
       2     1,000      2,153      1,199        345     100,000      1,325        471     100,000      1,457        603    100,000
       3     1,000      3,310      1,842        647     100,000      2,093        898     100,000      2,366      1,171    100,000
       4     1,000      4,526      2,464      1,268     100,000      2,884      1,688     100,000      3,357      2,162    100,000
       5     1,000      5,802      3,062      1,867     100,000      3,695      2,500     100,000      4,437      3,242    100,000

       6     1,000      7,142      3,637      2,573     100,000      4,527      3,463     100,000      5,614      4,550    100,000
       7     1,000      8,549      4,186      3,253     100,000      5,378      4,446     100,000      6,895      5,962    100,000
       8     1,000     10,027      4,709      3,908     100,000      6,250      5,449     100,000      8,291      7,490    100,000
       9     1,000     11,578      5,208      4,808     100,000      7,144      6,744     100,000      9,816      9,417    100,000
      10     1,000     13,207      5,682      5,682     100,000      8,060      8,060     100,000     11,483     11,483    100,000

      11     1,000     14,917      6,131      6,131     100,000      9,000      9,000     100,000     13,307     13,307    100,000
      12     1,000     16,713      6,556      6,556     100,000      9,964      9,964     100,000     15,304     15,304    100,000
      13     1,000     18,599      6,954      6,954     100,000     10,952     10,952     100,000     17,492     17,492    100,000
      14     1,000     20,579      7,324      7,324     100,000     11,962     11,962     100,000     19,889     19,889    100,000
      15     1,000     22,657      7,667      7,667     100,000     12,997     12,997     100,000     22,518     22,518    100,000

      16     1,000     24,840      8,023      8,023     100,000     14,132     14,132     100,000     25,543     25,543    100,000
      17     1,000     27,132      8,349      8,349     100,000     15,300     15,300     100,000     28,885     28,885    100,000
      18     1,000     29,539      8,640      8,640     100,000     16,499     16,499     100,000     32,577     32,577    100,000
      19     1,000     32,066      8,893      8,893     100,000     17,726     17,726     100,000     36,657     36,657    100,000
      20     1,000     34,719      9,105      9,105     100,000     18,984     18,984     100,000     41,173     41,173    100,000

    @ 65     1,000     69,761      8,564      8,564     100,000     33,436     33,436     100,000    124,835    124,835    152,299

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.225% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                 INITIAL ANNUAL PREMIM; $1,000


          THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%        @ 0%      @ 0%       @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1    1,000      1,050         574          0      100,574        619          0    100,619        664          0    100,665
       2    1,000      2,153       1,278        393      101,278      1,409        524    101,409      1,546        660    101,546
       3    1,000      3,310       1,959        652      101,959      2,221        914    102,222      2,505      1,198    102,506
       4    1,000      4,526       2,617      1,310      102,617      3,055      1,748    103,056      3,550      2,243    103,550
       5    1,000      5,802       3,249      1,942      103,249      3,910      2,603    103,911      4,686      3,379    104,686

       6    1,000      7,142       3,856      2,694      103,856      4,787      3,624    104,787      5,921      4,759    105,922
       7    1,000      8,549       4,434      3,417      104,435      5,681      4,664    105,682      7,264      6,247    107,264
       8    1,000     10,027       4,985      4,113      104,986      6,596      5,723    106,596      8,724      7,852    108,725
       9    1,000     11,578       5,506      5,071      105,507      7,527      7,092    107,527     10,311      9,875    110,311
      10    1,000     13,207       5,998      5,998      105,998      8,477      8,477    108,477     12,037     12,037    112,037

      11    1,000     14,917       6,464      6,464      106,464      9,449      9,449    109,450     13,920     13,920    113,921
      12    1,000     16,713       6,905      6,905      106,906     10,445     10,445    110,446     15,977     15,977    115,978
      13    1,000     18,599       7,322      7,322      107,322     11,465     11,465    111,466     18,225     18,225    118,225
      14    1,000     20,579       7,713      7,713      107,714     12,509     12,509    112,510     20,681     20,681    120,682
      15    1,000     22,657       8,078      8,078      108,079     13,578     13,578    113,578     23,366     23,366    123,366

      16    1,000     24,840       8,465      8,465      108,465     14,753     14,753    114,753     26,449     26,449    126,450
      17    1,000     27,132       8,823      8,823      108,824     15,959     15,959    115,960     29,839     29,839    129,839
      18    1,000     29,539       9,151      9,151      109,151     17,196     17,196    117,197     33,565     33,565    133,565
      19    1,000     32,066       9,446      9,446      109,446     18,462     18,462    118,463     37,661     37,661    137,661
      20    1,000     34,719       9,704      9,704      109,705     19,755     19,755    119,756     42,163     42,163    142,163

    @ 65    1,000     69,761       9,294      9,294      109,295     33,214     33,214    133,214    120,450    120,450    220,450

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                 INITIAL ANNUAL PREMIM; $1,000


          THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                           ASSUMING GUARANTEED CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%      @ 0%      @ 0%        @ 0%     @ 6%         @ 6%       @ 6%      @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1     1,000      1,050        511          0     100,511        554          0    100,554        597          0    100,598
        2     1,000      2,153      1,153        268     101,154      1,276        391    101,277      1,405        520    101,406
        3     1,000      3,310      1,773        466     101,774      2,018        711    102,018      2,283        976    102,284
        4     1,000      4,526      2,371      1,064     102,371      2,778      1,471    102,779      3,238      1,931    103,238
        5     1,000      5,802      2,944      1,637     102,944      3,556      2,249    103,556      4,274      2,967    104,275

        6     1,000      7,142      3,492      2,330     103,493      4,351      3,189    104,352      5,400      4,238    105,401
        7     1,000      8,549      4,013      2,996     104,013      5,161      4,144    105,162      6,621      5,604    106,622
        8     1,000     10,027      4,507      3,634     104,507      5,987      5,114    105,987      7,948      7,075    107,948
        9     1,000     11,578      4,971      4,535     104,971      6,826      6,390    106,826      9,386      8,951    109,387
       10     1,000     13,207      5,406      5,406     105,407      7,678      7,678    107,679     10,949     10,949    110,949

       11     1,000     14,917      5,809      5,809     105,809      8,541      8,541    108,541     12,643     12,643    112,644
       12     1,000     16,713      6,178      6,178     106,178      9,412      9,412    109,413     14,481     14,481    114,482
       13     1,000     18,599      6,512      6,512     106,512     10,290     10,290    110,291     16,475     16,475    116,476
       14     1,000     20,579      6,809      6,809     106,809     11,173     11,173    111,174     18,639     18,639    118,639
       15     1,000     22,657      7,066      7,066     107,067     12,058     12,058    112,058     20,985     20,985    120,985

       16     1,000     24,840      7,324      7,324     107,325     13,015     13,015    113,015     23,662     23,662    123,662
       17     1,000     27,132      7,535      7,535     107,536     13,972     13,972    113,973     26,580     26,580    126,580
       18     1,000     29,539      7,693      7,693     107,694     14,923     14,923    114,923     29,758     29,758    129,759
       19     1,000     32,066      7,793      7,793     107,793     15,861     15,861    115,861     33,218     33,218    133,218
       20     1,000     34,719      7,825      7,825     107,826     16,775     16,775    116,776     36,980     36,980    136,980

     @ 65     1,000     69,761      2,834      2,834     102,834     22,265     22,265    122,265     97,952     97,952    197,952

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIM; $1,000


          THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%      @ 0%       @ 0%       @ 0%      @ 6%        @ 6%       @ 6%      @ 12%     @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1     1,000      1,050        601          0     100,601        647          0     100,647        693          0    100,694
       2     1,000      2,153      1,331        477     101,332      1,465        612     101,466      1,606        752    101,606
       3     1,000      3,310      2,038        843     102,039      2,308      1,113     102,308      2,600      1,405    102,601
       4     1,000      4,526      2,722      1,527     102,722      3,174      1,979     103,175      3,683      2,488    103,684
       5     1,000      5,802      3,381      2,185     103,381      4,063      2,868     104,064      4,863      3,668    104,863

       6     1,000      7,142      4,014      2,950     104,014      4,975      3,911     104,976      6,147      5,083    106,148
       7     1,000      8,549      4,619      3,686     104,619      5,908      4,976     105,909      7,544      6,611    107,544
       8     1,000     10,027      5,197      4,396     105,197      6,863      6,062     106,864      9,064      8,263    109,065
       9     1,000     11,578      5,747      5,348     105,748      7,841      7,441     107,841     10,721     10,322    110,722
      10     1,000     13,207      6,272      6,272     106,272      8,842      8,842     108,842     12,529     12,529    112,529

      11     1,000     14,917      6,776      6,776     106,777      9,874      9,874     109,874     14,508     14,508    114,508
      12     1,000     16,713      7,261      7,261     107,262     10,938     10,938     110,939     16,676     16,676    116,677
      13     1,000     18,599      7,726      7,726     107,726     12,035     12,035     112,036     19,053     19,053    119,053
      14     1,000     20,579      8,170      8,170     108,171     13,166     13,166     113,166     21,657     21,657    121,658
      15     1,000     22,657      8,595      8,595     108,596     14,331     14,331     114,332     24,514     24,514    124,514

      16     1,000     24,840      9,049      9,049     109,050     15,619     15,619     115,619     27,799     27,799    127,799
      17     1,000     27,132      9,484      9,484     109,484     16,952     16,952     116,953     31,422     31,422    131,422
      18     1,000     29,539      9,898      9,898     109,898     18,334     18,334     118,334     35,418     35,418    135,419
      19     1,000     32,066     10,288     10,288     110,288     19,762     19,762     119,763     39,825     39,825    139,825
      20     1,000     34,719     10,656     10,656     110,657     21,241     21,241     121,241     44,687     44,687    144,688

    @ 65     1,000     69,761     12,801     12,801     112,801     38,968     38,968     138,968    131,817    131,817    231,817


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIM; $1,000


          THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%      @ 0%       @ 0%       @ 0%      @ 6%        @ 6%       @ 6%      @ 12%     @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1    1,000       1,050        533          0     100,533        576          0    100,577        621          0    100,621
        2    1,000       2,153      1,195        341     101,196      1,321        467    101,322      1,453        599    101,453
        3    1,000       3,310      1,836        640     101,836      2,086        891    102,087      2,358      1,162    102,358
        4    1,000       4,526      2,453      1,258     102,453      2,871      1,675    102,871      3,342      2,147    103,342
        5    1,000       5,802      3,045      1,850     103,046      3,674      2,479    103,674      4,411      3,216    104,412
        6    1,000       7,142      3,612      2,549     103,613      4,495      3,432    104,496      5,573      4,509    105,574
        7    1,000       8,549      4,152      3,219     104,152      5,333      4,401    105,334      6,834      5,902    106,835
        8    1,000      10,027      4,664      3,863     104,664      6,187      5,386    106,188      8,204      7,403    108,205
        9    1,000      11,578      5,149      4,749     105,150      7,059      6,659    107,060      9,694      9,294    109,694
       10    1,000      13,207      5,608      5,608     105,609      7,949      7,949    107,950     11,316     11,316    111,317

       11    1,000      14,917      6,040      6,040     106,040      8,857      8,857    108,857     13,083     13,083    113,083
       12    1,000      16,713      6,445      6,445     106,445      9,782      9,782    109,783     15,008     15,008    115,008
       13    1,000      18,599      6,820      6,820     106,821     10,724     10,724    110,724     17,104     17,104    117,105
       14    1,000      20,579      7,165      7,165     107,166     11,681     11,681    111,681     19,389     19,389    119,389
       15    1,000      22,657      7,480      7,480     107,480     12,652     12,652    112,652     21,878     21,878    121,879

       16    1,000      24,840      7,804      7,804     107,805     13,711     13,711    113,711     24,728     24,728    124,728
       17    1,000      27,132      8,094      8,094     108,094     14,789     14,789    114,789     27,850     27,850    127,851
       18    1,000      29,539      8,345      8,345     108,346     15,882     15,882    115,882     31,272     31,272    131,272
       19    1,000      32,066      8,553      8,553     108,553     16,985     16,985    116,986     35,018     35,018    135,019
       20    1,000      34,719      8,716      8,716     108,717     18,098     18,098    118,099     39,123     39,123    139,123

     @ 65    1,000      69,761      7,426      7,426     107,427     29,177     29,177    129,177    110,039    110,039    210,039

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% for 15 years, then 1.2522% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                INITIAL ANNUAL PREMIUM: $1,000
FEMALE 35 NEVERSMOKE

                JOINT EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%       @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1     1,000      1,050        505          0      100,000       548          0     100,000        592         0    100,000
       2     1,000      2,153      1,138        156      100,000     1,262        280     100,000      1,391       409    100,000
       3     1,000      3,310      1,750        670      100,000     1,995        914     100,000      2,261     1,180    100,000
       4     1,000      4,526      2,338      1,168      100,000     2,746      1,576     100,000      3,206     2,036    100,000
       5     1,000      5,802      2,903      1,698      100,000     3,515      2,310     100,000      4,234     3,029    100,000

       6     1,000      7,142      3,442      2,382      100,000     4,301      3,241     100,000      5,352     4,292    100,000
       7     1,000      8,549      3,956      3,040      100,000     5,105      4,189     100,000      6,569     5,653    100,000
       8     1,000     10,027      4,442      3,746      100,000     5,925      5,229     100,000      7,893     7,197    100,000
       9     1,000     11,578      4,902      4,426      100,000     6,762      6,286     100,000      9,336     8,860    100,000
      10     1,000     13,207      5,333      5,333      100,000     7,615      7,615     100,000     10,910    10,910    100,000

      11     1,000     14,917      5,732      5,732      100,000     8,481      8,481     100,000     12,623    12,623    100,000
      12     1,000     16,713      6,092      6,092      100,000     9,353      9,353     100,000     14,485    14,485    100,000
      13     1,000     18,599      6,410      6,410      100,000    10,229     10,229     100,000     16,510    16,510    100,000
      14     1,000     20,579      6,684      6,684      100,000    11,107     11,107     100,000     18,713    18,713    100,000
      15     1,000     22,657      6,910      6,910      100,000    11,984     11,984     100,000     21,113    21,113    100,000

      16     1,000     24,840      7,088      7,088      100,000    12,857     12,857     100,000     23,731    23,731    100,000
      17     1,000     27,132      7,216      7,216      100,000    13,728     13,728     100,000     26,592    26,592    100,000
      18     1,000     29,539      7,292      7,292      100,000    14,592     14,592     100,000     29,723    29,723    100,000
      19     1,000     32,066      7,311      7,311      100,000    15,446     15,446     100,000     33,153    33,153    100,000
      20     1,000     34,719      7,266      7,266      100,000    16,283     16,283     100,000     36,914    36,914    100,000

    @ 65     1,000     69,761          0          0            0    21,614     21,614     100,000    114,914   114,914    137,898

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                INITIAL ANNUAL PREMIUM: $1,000
FEMALE 35 NEVERSMOKE

                JOINT EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%     @ 0%        @ 0%       @ 0%      @ 6%        @ 6%       @ 6%     @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1     1,000      1,050        387          0     100,000        427          0    100,000        467          0    100,000
        2     1,000      2,153        900          0     100,000      1,009         27    100,000      1,123        141    100,000
        3     1,000      3,310      1,385        304     100,000      1,596        515    100,000      1,826        745    100,000
        4     1,000      4,526      1,839        669     100,000      2,185      1,015    100,000      2,577      1,407    100,000
        5     1,000      5,802      2,260      1,055     100,000      2,773      1,568    100,000      3,380      2,175    100,000

        6     1,000      7,142      2,646      1,585     100,000      3,359      2,298    100,000      4,237      3,176    100,000
        7     1,000      8,549      2,992      2,076     100,000      3,936      3,020    100,000      5,148      4,232    100,000
        8     1,000     10,027      3,299      2,603     100,000      4,505      3,809    100,000      6,121      5,425    100,000
        9     1,000     11,578      3,566      3,089     100,000      5,064      4,587    100,000      7,160      6,684    100,000
       10     1,000     13,207      3,792      3,792     100,000      5,611      5,611    100,000      8,272      8,272    100,000

       11     1,000     14,917      3,973      3,973     100,000      6,142      6,142    100,000      9,462      9,462    100,000
       12     1,000     16,713      4,108      4,108     100,000      6,653      6,653    100,000     10,737     10,737    100,000
       13     1,000     18,599      4,193      4,193     100,000      7,142      7,142    100,000     12,102     12,102    100,000
       14     1,000     20,579      4,226      4,226     100,000      7,602      7,602    100,000     13,566     13,566    100,000
       15     1,000     22,657      4,201      4,201     100,000      8,030      8,030    100,000     15,137     15,137    100,000

       16     1,000     24,840      4,114      4,114     100,000      8,417      8,417    100,000     16,823     16,823    100,000
       17     1,000     27,132      3,957      3,957     100,000      8,754      8,754    100,000     18,632     18,632    100,000
       18     1,000     29,539      3,720      3,720     100,000      9,029      9,029    100,000     20,571     20,571    100,000
       19     1,000     32,066      3,392      3,392     100,000      9,228      9,228    100,000     22,649     22,649    100,000
       20     1,000     34,719      2,962      2,962     100,000      9,338      9,338    100,000     24,877     24,877    100,000

     @ 65     1,000     69,761          0          0           0          0          0          0     66,430     66,430    100,000

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                INITIAL ANNUAL PREMIUM: $1,000
FEMALE 35 NEVERSMOKE

                JOINT EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%     @ 0%        @ 0%       @ 0%      @ 6%       @ 6%        @ 6%     @ 12%       @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1     1,000      1,050        503          0     100,503        546          0    100,547       590          0    100,590
        2     1,000      2,153      1,133        151     101,134      1,256        274    101,257     1,385        403    101,385
        3     1,000      3,310      1,739        659     101,740      1,982        902    101,983     2,247      1,166    102,247
        4     1,000      4,526      2,321      1,151     102,321      2,725      1,554    102,725     3,181      2,011    103,181
        5     1,000      5,802      2,876      1,671     102,876      3,481      2,276    103,482     4,193      2,988    104,193

        6     1,000      7,142      3,404      2,343     103,404      4,251      3,191    104,252     5,288      4,228    105,288
        7     1,000      8,549      3,904      2,988     103,904      5,035      4,119    105,035     6,475      5,559    106,476
        8     1,000     10,027      4,374      3,678     104,374      5,829      5,133    105,829     7,759      7,063    107,760
        9     1,000     11,578      4,815      4,339     104,816      6,635      6,159    106,636     9,152      8,676    109,153
       10     1,000     13,207      5,225      5,225     105,225      7,451      7,451    107,451    10,661     10,661    110,661

       11     1,000     14,917      5,600      5,600     105,600      8,272      8,272    108,272    12,293     12,293    112,293
       12     1,000     16,713      5,931      5,931     105,932      9,089      9,089    109,090    14,051     14,051    114,051
       13     1,000     18,599      6,218      6,218     106,218      9,900      9,900    109,900    15,945     15,945    115,945
       14     1,000     20,579      6,456      6,456     106,457     10,700     10,700    110,701    17,985     17,985    117,985
       15     1,000     22,657      6,643      6,643     106,644     11,485     11,485    111,486    20,181     20,181    120,181

       16     1,000     24,840      6,776      6,776     106,777     12,251     12,251    112,251    22,546     22,546    122,546
       17     1,000     27,132      6,857      6,857     106,857     12,996     12,996    112,997    25,096     25,096    125,097
       18     1,000     29,539      6,881      6,881     106,881     13,716     13,716    113,716    27,846     27,846    127,846
       19     1,000     32,066      6,843      6,843     106,843     14,402     14,402    114,403    30,808     30,808    130,809
       20     1,000     34,719      6,738      6,738     106,738     15,047     15,047    115,047    33,998     33,998    133,999

     @ 65     1,000     69,761          0          0           0     15,317     15,317    116,135    88,515     88,515    181,675

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                INITIAL ANNUAL PREMIUM: $1,000
FEMALE 35 NEVERSMOKE

                JOINT EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%      @ 6%       @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1     1,000      1,050        385          0     100,385        425          0    100,425        465          0    100,465
        2     1,000      2,153        895          0     100,895      1,003         21    101,003      1,116        134    101,117
        3     1,000      3,310      1,373        293     101,374      1,583        502    101,583      1,811        731    101,811
        4     1,000      4,526      1,820        650     101,821      2,162        992    102,163      2,550      1,380    102,551
        5     1,000      5,802      2,231      1,026     102,231      2,737      1,532    102,738      3,335      2,130    103,336

        6     1,000      7,142      2,605      1,544     102,605      3,306      2,245    103,306      4,168      3,107    104,168
        7     1,000      8,549      2,937      2,021     102,937      3,861      2,945    103,861      5,047      4,131    105,047
        8     1,000     10,027      3,227      2,531     103,227      4,403      3,707    104,403      5,977      5,281    105,978
        9     1,000     11,578      3,473      2,997     103,474      4,927      4,451    104,928      6,961      6,484    106,961
       10     1,000     13,207      3,677      3,677     103,677      5,434      5,434    105,434      8,002      8,002    108,003

       11     1,000     14,917      3,833      3,833     103,834      5,917      5,917    105,917      9,103      9,103    109,104
       12     1,000     16,713      3,940      3,940     103,941      6,372      6,372    106,372     10,266     10,266    110,267
       13     1,000     18,599      3,996      3,996     103,996      6,794      6,794    106,794     11,493     11,493    111,494
       14     1,000     20,579      3,995      3,995     103,996      7,177      7,177    107,178     12,787     12,787    112,787
       15     1,000     22,657      3,936      3,936     103,936      7,516      7,516    107,516     14,148     14,148    114,148

       16     1,000     24,840      3,812      3,812     103,813      7,801      7,801    107,802     15,578     15,578    115,578
       17     1,000     27,132      3,617      3,617     103,618      8,022      8,022    108,023     17,073     17,073    117,074
       18     1,000     29,539      3,341      3,341     103,341      8,165      8,165    108,166     18,630     18,630    118,631
       19     1,000     32,066      2,973      2,973     102,974      8,214      8,214    108,215     20,242     20,242    120,242
       20     1,000     34,719      2,505      2,505     102,506      8,155      8,155    108,156     21,903     21,903    121,904

     @ 65     1,000     69,761          0          0           0          0          0          0     40,851     40,851    139,495

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.